TERAWULF

The Power of Infrastructure

Nautilus Transaction Overview

October 2024


TERAWULF

SAFE HARBOR STATEMENT

This presentation is for informational purposes only and contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf and/or its business; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

Nautilus Transaction Overview

WULF sells 25% equity interest in Nautilus to Talen Energy

Strategic Rationale

Strong Financial Returns: MOIC exceeding 3.4x and substantial premium based on the NPV of the remaining lease term

Reduced Risk Exposure: Allows for monetization of WULF's interest before expiration of the Nautilus 2¢ power contract and ground lease (June 2027)

Enhanced Miner Fleet and Opex Efficiency: Maintains Q125 target capacity of 13 (EH/s), while upgrading fleet to 18.2 J/TH and optimizing opex costs

Increased Liquidity for Growth: Provides opportunity to reinvest surplus proceeds into Lake Mariner's planned HPC/AI expansion

Clearer Financial Reporting: Simplifies reporting by removing requirement to use the equity method to account for WULF's minority stake in Nautilus

NAUTILUS CRYPTOMINE

~$92 Million
Transaction Proceeds [(1)]

3.4x
Multiple on Invested Capital [(2)]

~$36k / BTC
Pro Forma Cost-to-Mine [(3)]

18.2 J/TH
Pro Forma Miner Efficiency

Realized Value ($M)	$ IN	$ OUT	MOIC
Infrastructure	$31.5	$61.0	1.9x
Power Contract (2¢/kWh) [(4)]	$8.0	$24.0	3.0x
Cumulus Data Miners		$7.0	
Est. Free Cash Flow (thru Sep 24)		$41.0	
Total	**$39.5**	**$133.0**	**3.4x**

Transaction fuels expansion of HPC/AI and bitcoin mining at flagship Lake Mariner facility

(1) Sale proceeds comprised of $85 million cash consideration and approximately $7 million worth of Talen contributed miners and related equipment.
(2) MOIC excludes the undepreciated value of WULF's miners at Nautilus.
(3) Reflects the estimated pro forma cost-to-mine a BTC in Q1 2025 following the planned mining fleet upgrade.
(4) Power Contract "$ IN" value of $8.0 million represents the amortized balance of TeraWulf's initial $14.6 million cash contribution to the JV for the five-year power contract; "$ OUT" value of $24.0 million represents the mark-to-market value for the remaining term of TeraWulf's 50 MW @ 2c/kWh (see Appendix for supporting calculation).

Reduced Risk Exposure

After the PPA expires in 2027, power prices at Nautilus are anticipated to exceed those at Lake Mariner


Long-Term Savings in NYISO Zone A vs PJM West Hub
$60.0/MWh
$50.0/MWh
$40.0/MWh
$30.0/MWh
$20.0/MWh
$10.0/MWh
$0.0/MWh
LAKE MARINER DATA
NAUTILUS CRYPTOMINE
2025
2026
2027 (2)
2028
2029
2030
2031
2032
2033
NYISO ZONE A ATC swap(1)
Nautilus Contracted price / PJM West swap (2)

(1) Source: Bloomberg as of September 19, 2024.
(2) Nautilus / PJM West hub price in 2027 based on weighted average of $20/MWh contracted price through June and PJM West Hub ATC Forwards for balance of year.

Expanded Mining Operations

Increased hashrate with operational efficiencies and reduction in cost



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Mining Capacity (EH/s)
14.4k S21 Pros deployed in MB-5
A temporary reduction in hashrate is expected during the transition to new S21 Pro miners
10.0
1.8
8.2
8.7
8.7
9.7
1.0
8.7
9.7
9.7
13.1
3.4
9.7
Current
Oct-24
Nov-24
Dec-24
Q1 2025
Lake Mariner
Nautilus
New S21 Pro Miners

- In connection with the Nautilus sale, WULF will receive **~30k Talen miners**
- WULF plans to **monetize >80% of the Nautilus miners** and all **existing S19 generation miners** from its fleet
- Fleet will be **upgraded with new S21 Pro miners** for delivery and installation in November
- In Q1 2025, WULF plans to receive an additional **14.4k S21 Pros** to fully utilize MB-5 at Lake Mariner

TERAWULF

Enhanced Mining Fleet

Fleet Summary								
Model	Hash Rate	Efficiency J/TH	Current Fleet [1]	Cumulus Miners	Buy / (Sell) [3]	+ Building 5	PF Fleet	PF Capacity
S21 Pro [2]	234	15.0	5,000		7,400	14,400	26,800	6.3 TH
S21	195	17.9	5,000				5,000	1.0 TH
S19 JXP/XP	141	21.5	32,800	5,200			38,000	5.3 TH
S19K Pro	117	23.6	4,000				4,000	0.5 TH
S19 J/J-Pro	100	30.0	27,200	22,500	(49,700)		0	
MicroBT M30s	100	31.0	1,200		(1,200)		0	
Total			**75,200**	**27,700**	**(43,500)**	**14,400**	**73,800**	**13.1 TH**

Fleet Efficiency [4]



23.7 J/TH
19.4 J/TH
18.2 J/TH
Current
Pro Forma
PF + MB5

Hash Rate Mix (EH/s)



Current:
17%
10.0 EH/s
83%
Pro Forma:
9.8 EH/s
PF + MB5:
13.1 EH/s
Below 25 J/TH
Above 25 J/TH

(1) Includes WULF's net share of miners contributed to Nautilus JV.
(2) Miner orders to be installed in Q4 2024.
(3) Reflects planned sale of S19J/J-Pro and MicroBT M30 miners, and exercise of option to purchase 7.4k and 14.4k of the remaining 30k Bitmain S21 Pro miners under the purchase agreement option.
(4) Figures do not include 4% ancillary load.

TERAWULF

Superior Opex Efficiency

TeraWulf's allocable share of annual opex for its 50 MW of mining at Nautilus is roughly equivalent to the annual opex to run 200 MW of mining at Lake Mariner.

TERAWULF

LAKE MARINER DATA

- Wholly-owned
- 195 MW operational
- Annual OpEx: ~$6.75M

$35/MW

VERSUS...

NAUTILUS CRYPTOMINE

- Minority interest (25%)
- 50 MW operational
- Annual Alloc. OpEx: $~6.75M

$135/MW

Transaction underscores TeraWulf's dedication to operational efficiency, cost management, and long-term shareholder value

2024 Capital Allocation

Increased liquidity for HPC growth; 20 MW CB-1 capex is fully funded



$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$24.0
$12.0
$86.3
$11.5
($25.0)
($15.5)
($10.5)
($82.8)
Q3 2024E Cash Balance
Q4 2024E Cash Flow (1)
Nautilus Proceeds (2)
Miner Sales
Miner Purchases
MB-5 Infrastructure
Site Electrical (3)
CB-1 Capex (4)

Transaction aligns WULF's focus and investment on areas with the greatest operational efficiency, growth potential, and value creation

(1) Estimated Q4 2024E Cash Flow assumes average BTC price of $60,000 and network hash rate of 600 EH/s, October 1 – December 31, 2024.
(2) Nautilus Proceeds include $85 million cash consideration and the return of $1.3 million of working capital.
(3) Includes electrical capital expenditures required to expand the Lake Mariner facility to 500 MW.
(4) Reflects estimated remaining capex to complete construction of the 20 MW CB-1.

TERAWULF

2025 Capital Allocation: The Inflection Point

HPC/AI contracts are projected to unlock substantial platform value



$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$95.0
$105.0
$260.0
($56.5)
($313.0)
$90.5
2025E Cash Flow (1)
HPC Revenue Prepay (2)
Project Financing (3)
MB-5 Miners
CB-2 and Site Capex
Net Cash YE 2025E

Substantial cash flow available for capital allocation

(1) Estimated 2025E cash from operations assumes: 1) average BTC price of $65,000 and network hash rate of 650 EH/s; 2) 20 MW CB-1 and 50 MW CB-2 operating for 9 months and 6 months, respectively.
(2) Estimated HPC Revenue Prepay assumes 12-month prepay for 20 MW CB-1 and 50 MW CB-2 at $1.5M per MW.
(3) Estimated Project Financing assumes that 70% of total project costs for CB-1 and CB-2 are financed.

TERAWULF

Illustrative HPC Timeline


Capacity (MW, gross) (1)
500
450
400
350
300
250
200
150
100
50
0
500.0
250
178
72.5
72.5
50
50
50
22.5
2.5
20
20
20
20
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
WULF Den
CB-1
CB-2
Open Capacity
Future Capacity

- **WULF Den: 2.5 MW operational in Q3 2024**
- **CB-1: 20 MW capacity expected to be operational in Q1 2025**
- **CB-2: 50 MW expected to be operational in Q2 2025**
- ***Additional 178 MW expected to be available in 2H25***
- ***Future 250 MW design and timeline will be finalized based on ongoing customer discussions and demand (2)***

(1) Represents gross load capacity. Critical load IT capacity is expected to be based on a 1.25 average annual PUE.
(2) Future capacity subject to transmission studies and potential transmission upgrades.

Transaction Summary

Fuels expansion of HPC/AI and bitcoin mining at Lake Mariner, positioning WULF for substantial value creation
CB-1 construction capex fully funded

1. *Further aligns WULF's focus and investments with where it has the most **operational efficiency** and greatest **growth potential***

2. *Allows WULF to realize a significant **premium for Nautilus investment***

3. *Enables WULF to capitalize on a favorable Bitmain purchase agreement option, **upgrading the fleet at a discount**. This is expected to **enhance efficiency, lower the cost-to-mine,** and **boost profitability.***

4. *Maintains WULF's commitment to utilizing predominantly **zero-carbon** energy*

5. *Simplifies WULF's consolidated financial statements, **enhancing transparency** and comparability for shareholders*

6. *WULF reiterates Q1 2025 bitcoin mining capacity **target of 13.1 EH/s***

Focused on best positioning WULF to benefit from the growing demand for HPC/AI and meeting the needs of high-quality customers who are looking for power availability and infrastructure that can meet their substantial requirements over the long term

APPENDIX

Updated Guidance

Continued improvement in Cost-to-Mine Metrics

	Q3 2024E			Q4 2024E			Full Year 2024E	Q1 2025E		
Illustrative Market Inputs:										
Network Hash Rate (EH/s)				650				650		
Transaction Fees (%)				3.0%				3.0%		
Illustrative Operating Inputs:										
Miner Fleet Efficiency (J/TH) [1]				21				19		
Total Hash Rate (EH/s)				9.3				13.2		
Total Bitcoin Mined	**555**			**557**			**2,862**	**857**		
	$ in 000's	**$/BTC**	**$/PH/Day**	**$ in 000's**	**$/BTC**	**$/PH/Day**	**$ in 000's**	**$ in 000's**	**$/BTC**	**$/PH/Day**
Power Cost (@ $0.035/kWh)	$16,832	$30,327	$22	$16,300	$27,710	$19	$65,460	$21,449	$25,017	$18
SG&A for the Period [2]	7,449	13,421	10	7,449	12,663	9	$30,000	7,500	8,748	6
Other OpEx for the Period [3]	3,458	6,230	5	1,688	2,869	2	$11,730	1,688	1,968	1
Cash Interest Expense for the Period	738	1330	1				$6,952			
Total Cost	$28,477	$51,308	$38	$25,437	$43,242	$30	$114,142	$30,636	$35,732	$25

Note: All expenses are cash cost only and all figures through Q3 2024E include the impact of TeraWulf's net share of the Nautilus JV.

(1) Assumes 4% ancillary load.

(2) Excludes stock-based compensation.

(3) Q3 2024E includes Nautilus OpEx; Other Operating Expenses were expected to be ~$13.5 million annually split ~50/50 between the Lake Mariner facility and the Nautilus JV.

TERAWULF

Nautilus PPA Mark-to-Market

	2024	2025	2026	2027
Energy Margin				
Total MWs	50	50	50	50
Capacity Factor	100%	100%	100%	100%
Net Generation (MWh's)	109,500	438,000	438,000	237,250
PJM West ATC Market Power Price ($/MWh)	$40.56	$46.37	$48.91	$50.53
Susquehanna Node Basis Differential ($/MWh)	(2.00)	(2.00)	(2.00)	(2.00)
Realized ATC Market Power Price ($/MWh)	$38.56	$44.37	$46.91	$48.53
WULF PPA Power Price ($/MWh)	(20.00)	(20.00)	(20.00)	(20.00)
MtM Power ($/MWh)	$18.56	$24.37	$26.91	$28.53
Summary Cash Flow ($M)				
Market Power Price	$4.2	$19.4	$20.5	$11.5
PPA Power Price	($2.2)	($8.8)	($8.8)	($4.7)
Mark-to-Market Power	$2.0	$10.7	$11.8	$6.8
Discount Rate	10%			
Net Present Value ($M)	$24.1	*$483 /kW*		

Note: PJM West ATC Power Price ($/MWh) per Bloomberg as of 10/2/24.